Exhibit 16.1

November 12, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Re:	Intrac, Inc.
File No. 0-31114

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Intrac, Inc. dated November 12, 2002, and agree with the statements concerning our firm contained therein.

Very truly yours,

/s/    Chaifetz & Schreiber, P.C.

CHAIFETZ & SCHREIBER, P.C.

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